                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [X]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  M-WAVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  M-WAVE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                                                          [LOGO]

                                  M-WAVE, INC.
                              216 Evergreen Street
                           Bensenville, Illinois 60106


     To Our Stockholders:

       You are invited to attend the Annual Meeting of Stockholders of M-Wave, Inc. to be held at the Union League Club, 65 West Jackson, Chicago, Illinois, on Wednesday, December 9, 1998 at 10:00 a.m. local time. We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

       Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

       If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 860-9542. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

                                          Sincerely,


                                          Joseph A. Turek
                                          Chairman and Chief Executive Officer



     November 4, 1998

     [M-Wave Logo]

                                  M-WAVE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


       The Annual Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, December 9, 1998 at 10:00 a.m. local time, at the Union League Club, 65 West Jackson, Chicago, Illinois, for the following purposes:

       1.      To elect two Class III Directors for a term expiring in 2001;

       2. To ratify the appointment of Grant Thornton LLP as auditors of the Company for the 1998 calendar year; and

       3. To transact such other business that is properly brought before the meeting.

       Only holders of Common Stock of record on the books of the Company at the close of business on October 29, 1998, will be entitled to vote at the Annual Meeting.

       The Board of Directors' nominees for Director are set forth in the accompanying Proxy Statement.

       YOUR VOTE IS IMPORTANT. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                                             By Order of the Board of Directors


                                             Paul H. Schmitt
                                             Secretary

     Chicago, Illinois
     November 4, 1998

                 THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON
                BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY,
                 CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  M-WAVE, INC.
                              216 Evergreen Street
                           Bensenville, Illinois 60106



                                 PROXY STATEMENT

       The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on Wednesday, December 9, 1998, or at any adjournment thereof. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about November 9, 1998.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

     REVOCABILITY OF PROXIES

       Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

     RECORD DATE

       Stockholders of record at the close of business on October 29, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 3,049,806 shares of Common Stock, $.01 par value of the Company (the "Common Stock"), were issued and outstanding.

     VOTING AND SOLICITATION

       Holders of Common Stock of record as of the close of business on the Record Date are entitled to one vote per share of Common Stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

       A plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of Common Stock present (either in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thorton LLP as the Company's independent auditors for 1998. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST", or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

       The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

       Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 1999 must be received by the Company no later than April 1, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

              The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 26, 1998 by (i) each person known to the Company to beneficially own 5% or more of the Company's Common Stock, (ii) each of the Directors and executive officers of the Company, and (iii) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission ("SEC").


         Name of Beneficial Holder            Number              Percentage
                                             of Shares             of Shares
                                            Beneficially          Beneficially
                                               Owned                 Owned
     ---------------------------------------------------------------------------
       Joseph A. Turek1/                      822,000                 26.8
     ---------------------------------------------------------------------------
       First Chicago Entities2/               781,964                 25.5
     ---------------------------------------------------------------------------
       Heartland Advisors, Inc.3/             527,000                 17.2
     ---------------------------------------------------------------------------
       Eric C. Larson 4/                       87,500                  2.9
     ---------------------------------------------------------------------------
       Timothy A. Dugan 4/                     87,500                  2.9
     ---------------------------------------------------------------------------
       Paul Schmitt5/                          25,000                   *
     ---------------------------------------------------------------------------
       Lavern D. Kramer6/                      11,500                   *
     ---------------------------------------------------------------------------
       Rick Mathes                                  0                   *
     ---------------------------------------------------------------------------
       All Directors and executive officers   946,000                30.0
       as a group (7 persons)7/
     ---------------------------------------------------------------------------

     ---------------------------
     *   Less than 1%.

     1/ Includes 75,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

     2/ Based on a Schedule 13D and Schedule 13G filed with the SEC, the shares listed as owned by the "First Chicago Entities" are held of record and beneficially by the following entities in the following amounts: First Chicago Equity Corporation ("First Chicago") (694,464 shares); and Cross Creek Partners II ("Cross Creek") (87,500 shares). First Chicago has the sole power to vote 781,964 shares of Common Stock and to dispose of 694,464 shares of Common Stock. First Chicago is a wholly-owned subsidiary of First Chicago NBD Corporation. Messrs. Larson and Dugan are general partners of Cross Creek.

     3/ Based on a Schedule 13G filed with the SEC with respect to 527,000 shares of Common Stock which Heartland Advisors, Inc., in its capacity as investment advisor, may be deemed to beneficially own.

     4/ Messrs. Larson and Dugan do not own any shares individually; however, by reason of their positions as general partners of Cross Creek, each may be deemed to beneficially own all of the shares owned by Cross Creek, with shared voting and investment power over those shares. Each of Messrs. Larson and Dugan disclaims beneficial ownership of all such shares.

     5/ Includes 25,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

     6/ Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

     7/ Includes 100,000 shares which may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options. See footnotes 1, 4, 5, and 6.

     The addresses of the persons shown in the table above who are beneficial owners of more than 5% of the Company's Common Stock are: Mr. Turek, c/o M-Wave, Inc., 216 Evergreen Street, Bensenville, Illinois 60106; First Capital and Cross Creek, c/o First Chicago NBD Corporation, Three First National Plaza, Chicago, Illinois 60670-0610; and Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

              The First Chicago Entities and Joseph A. Turek are parties to a Shareholders Agreement dated July 21, 1993 (the "Shareholders Agreement"). Pursuant to the Shareholders Agreement, Mr. Turek has agreed to vote his shares of Common Stock in favor of the election to the Company's Board of Directors of the greater of two, or one third of the total number of Directors of the Company, designated by the First Chicago Entities. The First Chicago Entities have also agreed to vote all of the shares of Common Stock they purchased from Mr. Joel Dryer, former Chairman of the Company, in favor of the election of Mr. Turek to the Board of Directors of the Company. Messrs. Eric C. Larson and Timothy A. Dugan are directors of the Company who have been designated by the First Chicago Entities pursuant to the Shareholders Agreement.

              In addition, subject to certain exceptions, Mr. Turek has agreed in the Shareholders Agreement not to sell or otherwise transfer, in the aggregate, in excess of that number of shares of Common Stock which is achieved by multiplying 100,000 by the sum of one plus the number of full years elapsed since July 21, 1993 (except for sales made in connection with a registered offering in which the First Chicago Entities also participate), unless the First Chicago Entities have previously disposed of in excess of such amount, in which case Mr. Turek is entitled to dispose of that number of shares of Common Stock as shall have been previously been sold by the First Chicago Entities less that number of shares of Common Stock previously sold by Mr. Turek in accordance with the Shareholders Agreement. Pursuant to the Shareholders Agreement, Mr. Turek has the right to participate in any registered sale of Common Stock effected by the First Chicago Entities in accordance with the Registration Rights Agreement (as defined below) or in any other sale effected by the First Chicago Entities, subject to certain limitations. Each of Mr. Turek and the First Chicago Entities are granted rights of first refusal under the Shareholders Agreement with respect to shares of Common Stock proposed to be sold by the other. The Shareholders Agreement terminates at such time as the First Chicago Entities shall hold less than 25% of the Common Stock originally acquired by them from Mr. Dryer on July 21, 1993.

                              SECTION 16 REPORTING

              Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% during or with respect to the year ended December 31, 1997 were met.


     1. ELECTION OF DIRECTORS

              The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of two Class I Directors (Eric C. Larson and Timothy A. Dugan), one Class II Director (Joseph A. Turek) and two Class III Directors (Lavern D. Kramer and Rick Mathes). The current term of the Class III Directors ends upon the election of directors at this Annual Meeting. The terms of the Class I Directors and the Class II Director end upon the election of directors at the annual meeting of stockholders in 1999 and 2000, respectively.

              The Board of Directors has nominated Messrs. Lavern D. Kramer and Rick Mathes to stand for reelection as Class III Directors for a three-year term ending upon the election of directors at the 2001 annual meeting of stockholders.

              At the Annual Meeting, the shares of Common Stock represented by Proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect Messrs. Kramer and Mathes as Class III Directors. Messrs. Kramer and Mathes have agreed to serve if elected. However, if either of the nominees becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that either Mr. Kramer or Mr. Mathes will be unable or unwilling to serve.

              THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" ITS NOMINEES.

     NOMINEE FOR ELECTION AT THE ANNUAL MEETING

              LAVERN D. KRAMER has been a director of the Company since April 1992. Mr. Kramer has been the President of Kester Solder, a division of Litton Industries, since 1970. He is a member of the Board of Directors and Executive Committee of the Lead Industries Association. Mr. Kramer received a B.S.C. degree from International College.

              RICK MATHES has been a director of the Company since June 1998. Mr. Mathes has been President and CEO of Standard Car Truck Company since 1989. Mr. Mathes received his degree from Elmhurst College in 1986.

     DIRECTORS CONTINUING IN OFFICE UNTIL 1999 ANNUAL MEETING

              ERIC C. LARSON has been a director of the Company since November 1993. Mr. Larson has been employed by The First National Bank of Chicago and its affiliates in various capacities since May 1984. Since January 1991, he has served as a Managing Director in First Chicago Equity Capital. Prior thereto Mr. Larson served as an Investment Manager with First Chicago Venture Capital. Mr. Larson is also a General Partner of Cross Creek Partners, an investment partnership comprised of the managers of First

     Chicago Equity Capital. He is a director of Daka International, Inc. Mr. Larson received a B.A. degree from Harvard College, an M.A. degree from the University of Michigan and an M.B.A. degree from the University of Chicago.

              TIMOTHY A. DUGAN has been a director of the Company since November 1993. Mr. Dugan has been employed by The First National Bank of Chicago in various capacities since July 1987. Since July 1990, he has served as Vice President of First Chicago Equity Capital. Mr. Dugan is also a General Partner of Cross Creek Partners, an investment partnership comprised of the managers of First Chicago Equity Capital. He is member of the Board of Directors of Daka International, Inc., Dealers Monitoring Alliance Corporation, Inc. and Pacer Propane, Inc. Mr. Dugan received B.S.E.E. and B.A. degrees from Stanford University and an M.B.A. degree from the University of Chicago.

     DIRECTORS CONTINUING IN OFFICE UNTIL 2000 ANNUAL MEETING

              JOSEPH A. TUREK is the founder of the Company and has served as Chairman of the Board and Chief Executive Officer since June 1993 and as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. He received a B.S.E.E. degree from the University of Notre Dame and a M.B.A. degree from Northwestern University.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

              The Board of Directors of the Company held seven meetings during 1997. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee held two meetings and the Compensation Committee held one meeting during 1997. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. Other than Mr. Irwin Katz, no Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a member of the Board.

              Messrs. Kramer and Larson are members of the Audit Committee. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls.

              Messrs. Dugan and Kramer are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.


                            COMPENSATION OF DIRECTORS

              The Company does not pay any direct compensation to Directors. Mr. Kramer, who is a non-employee director of the Company, received stock options in April 1992 for 10,000 shares of Common Stock under the Plan.

                   EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the compensation paid by the Company to the Company's Chief Executive Officer and its most highly compensated officers during 1997. No other executive officer of the Company had a total annual salary and bonus for 1997 which exceeded $100,000. The executive officers of the Company do not currently have employment agreements with the Company, are appointed annually by the Board of Directors and serve until their successors have been duly elected and qualified.

SUMMARY COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------
                                                                                       LONG TERM COMPENSATION
-------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION                    AWARDS           PAYOUTS
-------------------------------------------------------------------------------------------------------------------
 NAME AND                   YEAR       SALARY       BONUS      OTHER ANNUAL    RESTRICTED  SECURITIES     LTIP
 PRINCIPAL                               ($)         ($)       COMPENSATION       STOCK   UNDER-LYING   PAYOUTS
 POSITION                                                         ($)(1)        AWARD(S)    OPTIONS/      ($)
                                                                                   ($)      SARS (#)
-------------------------------------------------------------------------------------------------------------------
Joseph A. Turek             1997     $ 126,511       none          none           none        none        none
(Chairman and CEO)          1996     $ 120,000       none          none           none        none        none
                            1995     $ 120,000       none          none           none       75,000       none
-------------------------------------------------------------------------------------------------------------------
Michael Bayles              1997     $ 160,769(2)   50,000         none           none      210,000       none
(President and Chief
Operating Officer)
-------------------------------------------------------------------------------------------------------------------


-----------------------

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

(2) Mr. Bayles joined the Company on February 3, 1997 and is currently a consultant to the Company.

         The following table sets forth certain information concerning options granted to the named executive officers during the fiscal year ended December 31, 1997.

                  OPTIONS GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------
                               INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------
                                        PERCENT OF
                           NUMBER OF       TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                          SECURITIES      OPTIONS       EXERCISE                     ASSUMED ANNUAL RATES OF
                          UNDERLYING    GRANTED TO       OR BASE                   STOCK PRICE APPRECIATION FOR
                            OPTIONS    EMPLOYEES IN       PRICE     EXPIRATION             OPTION TERM
          NAME            GRANTED(1)    FISCAL YEAR     ($/SHARE)      DATE             5%                10%
-----------------------------------------------------------------------------------------------------------------
Joseph A. Turek               --            --               --         --                --               --
-----------------------------------------------------------------------------------------------------------------
Michael Bayles              50,000         100%             2.75      2/3/07            75,808           186,718
                            70,000                          7.50      2/3/07           287,447           712,923
                            90,000                         10.00      2/3/07           496,195         1,022,153
-----------------------------------------------------------------------------------------------------------------

     -----------------------

(1) Of the 50,000 shares subject to option, 20,000 became exercisable on February 3, 1998 and 17,500 and 12,500 become exercisable on February 3, 1999 and 2000, respectively. Of the 70,000 shares subject to option, 28,000 became exercisable on February 3, 1998 and 24,500 and 17,500 become exercisable on February 3, 1999 and 2000, respectively. Of the 90,000 shares subject to option, 36,000 became exercisable on February 3, 1998 and 31,500 and 22,500 become exercisable on February 3, 1999 and 2000, respectively.


        The following table sets forth certain information with respect to the unexercised options to purchase the Company's Common Stock held by the named executive officers at December 31, 1997. None of the named executive officers exercised any stock options during the fiscal year ended December 31, 1997.


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                        OPTIONS/SARS AT FY-END (#)     IN-THE-MONEY OPTIONS/SARS AT
                                                        --------------------------            FY-END ($)(1)
--------------------------------------------------------------------------------------------------------------------
                        NAME                           EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Joseph A. Turek                                              75,000       --               0              --
--------------------------------------------------------------------------------------------------------------------
Michael Bayles                                               84,000     126,000          15,000          22,500
--------------------------------------------------------------------------------------------------------------------

(1) Based on the fair market value of the Common Stock on December 31, 1997 ($3.50 per share) less the option exercise price.


BONUS PLAN

        Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Team Leaders other than the Chief Executive Officer on an annual basis. The Compensation Committee has the discretion to award performance bonuses. No bonuses were awarded to the Company's employees in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee during 1997 was comprised of non-employee Directors of the Company, Messers. Dugan and Kramer. For a description of transactions between the Company and entities affiliated with such members, see "Certain Relationships and Related Transactions."

        No executive officer of the Company served on the Compensation Committee of another entity or on any other Committee of the Board of Directors of another entity performing similar functions during 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Compensation Policies.

        The Compensation Committee bases its review and recommendations regarding the Company's executive compensation with the goal of attaining the following objectives: (1) to attract, motivate and retain the highest quality executives, (2) to align both the short-term and the long-term interest of executives with those of the

Company's stockholders, and (3) to encourage executives to achieve their assigned tactical and strategic business objectives as well as overall corporate financial results. During 1997, the executive compensation program was generally comprised of base salary and, with respect to executives other than the Chief Executive Officer, variable bonus awards based on current corporate and individual performance.

        The Committee believes that this compensation program best serves the interests of stockholders by ensuring that the executives are compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company. The compensation for the executives involves a significant proportion of pay which is at risk: the variable annual bonus and stock options (which directly relate a portion of their long-term remuneration to stock price appreciation realized by the Company's stockholders).

        The discussion below regarding Mr. Turek pertains to his compensation during 1997.

Base Salary.

        Mr. Turek's base salary of $126,551 as Chief Executive Officer for 1997 was based on his prior employment agreement with the Company. The salary of the other executive officers of the Company during 1997, was based upon subjective factors such as the level of experience and competence and complexity of the duties performed by such executive officer.

Bonus.

        The Compensation Committee also reviews and approves bonus compensation for Team Leaders, other than the Chief Executive Officer, on an annual basis as described above. During 1997, no bonuses were paid to any executive officers or Team Leaders due to the Company's financial performance.


Stock Options.

        The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interest of executives with those of stockholders. During 1997, except for the options granted to Mr. Bayles when he joined the Company, no options were granted to any executive officers due to the Company's financial performance.

Compliance With Internal Revenue Code Section 162(m).

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Plan makes it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant effect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.


                                  COMPENSATION COMMITTEE

                                  Timothy A. Dugan
                                  Lavern D. Kramer

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


PERFORMANCE INFORMATION

        The following graph compares the performance of the Company with the performance of the NASDAQ Composite Index and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from January 1, 1993, the day when the Company's Common Stock began publicly trading on the NASDAQ National Market, to December 31, 1997. The corporations making up the new peer companies group are Circuit Systems Inc., Hadco Corp., Merix Corp., Sheldahl Inc. and Parlex Corp. The corporations making up the old peer group are Electronic Fab Technology Corp., Merix Corp., Norris Communications Inc., Palomar Mod Technologies Inc. and Parlex Corp. The new peer group better represents the Company's peers. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at January 1, 1993 and that all dividends, if any, were reinvested.


                                   [ADD TABLE]


                              CERTAIN TRANSACTIONS

        The Company and the First Chicago Entities are parties to a Registration Rights Agreement dated July 21, 1993 (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company granted to the First Chicago Entities certain registration rights with respect to the shares of Common Stock acquired by the First Chicago Entities in July, 1993. The Registration Rights Agreement provides the First Chicago Entities with the right to require the Company, subject to certain limitations, to effect two registrations (or three in the event of a proration in connection with the second registration) of such shares under applicable securities laws upon demand by the First Chicago Entities; provided that the First Chicago Entities are only entitled to one such registration prior to July 21, 1996. The First Chicago Entities are also entitled to request that such shares be included in any registration of shares of Common Stock initiated by the Company. In connection with the Registration Rights Agreement, the Company and the First Chicago Entities have agreed to indemnify each other against certain liabilities under the Securities Act of 1933 or other applicable securities laws.

2.      INDEPENDENT AUDITORS

        The Board of Directors recommends that stockholders ratify the appointment of Grant Thornton LLP by voting "FOR" ratification of Grant Thornton LLP as the Company's auditors for 1998. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

        Grant Thornton LLP has audited the Company's financial statements since 1997. Representatives of Grant Thornton LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


3.      OTHER MATTERS

        The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.


November 4, 1998

                                      -11-